ING Partners, Inc.

ING Baron Asset Portfolio (“Portfolio”)

Supplement dated February 2, 2009 to the Service Class (“S Class”) and

Adviser Class (“ADV Class”) Prospectus and the Initial Class (“I Class”) Prospectus
(each a “Prospectus” and collectively “Prospectuses”),

each dated April 28, 2008

On January 30, 2009, the Board of Directors for ING Partners, Inc. approved a change to the principal investment strategies of the Portfolio effective February 2, 2009.  The Prospectuses are revised as follows:

The second sentence of the first paragraph of the section entitled “Description of the Portfolios - ING Baron Asset Portfolio – Principal Investment Strategies” on page 6 of the Class S and Class ADV Prospectus and of the Class I Prospectus is deleted in its entirety and replaced with the following:

As a general matter, BAMCO defines mid-sized growth companies as those having a market capitalization at the time of purchase, of $1.5 billion to $12 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE